FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): March 25, 2003

                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-6
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               383 Madison Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on March 25, 2003. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.47)  March 25, 2003 - Information on Distribution to
                                            Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:  April 7, 2003                   By: /S/Joseph Jurkowski Jr.
                                              Josseph Jurkowski Jr.
                                          Vice President/Asst.Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.47)          March 25, 2003 - Information on Distribution to
                                           Certificateholders




         March 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.47
                               TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-6



                       Original      Beginning    Pass Thru   Principal     Interest         Total     Ending Cert./
   Type     Class      Balance      Cert. Bal.      Rate      Dist. Amt.   Dist. Amt.        Dist.     Notional Bal.
  Senior       A-I   104,596,000.0021,746,279.64  5.04827000% 617,199.77       91,484.24     708,684.01 21,129,079.87
              A-II    55,407,900.0016,298,801.98  5.31443000% 323,429.33       72,182.37     395,611.70 15,975,372.65
             A-III    47,237,500.0011,262,319.85  5.43084000% 287,092.97       50,969.88     338,062.85 10,975,226.88
              A-IV    28,018,400.00 6,955,919.90  5.01371000% 229,085.45       29,062.47     258,147.92  6,726,834.45
               A-V    29,173,900.00 7,938,863.84  5.82871000% 100,757.66       38,561.11     139,318.77  7,838,106.18
               B-1     7,089,300.00 5,128,554.26  5.23010466%  67,629.15       22,480.61      90,109.76  5,060,925.11
               B-2     3,544,600.00 2,564,240.96  5.26010466%  33,814.10       11,240.15      45,054.25  2,530,426.86
               B-3     2,126,800.00 1,538,573.49  5.26010466%  20,288.84        6,744.21      27,033.05  1,518,284.65
               B-4     2,552,100.00 1,846,244.82  5.26010466%  24,346.04        8,092.87      32,438.91  1,821,898.78
               B-5     1,559,600.00 1,128,248.63  5.26010466%  14,877.97        4,945.59      19,823.56  1,113,370.66
               B-6     2,269,086.60 1,520,512.38  5.26010466%  20,050.43        6,709.49      26,759.92  1,500,461.95
               R-1            50.00            0  5.04827000%       0.00            0.00           0.00          0.00
               R-2            50.00            0  5.04827000%       0.00            0.00           0.00          0.00

             Total   283,575,286.6077,928,559.75             1,738,571.71     342,472.99   2,081,044.70 76,189,988.04


                      Beginning     Principal     Interest      Ending
            Class  Certificate FactDistribution Distribution Certificate Factor
               A-I       0.20790737    5.9007971    0.8746438   0.2020066
              A-II       0.29416025    5.8372422    1.3027451   0.2883230
             A-III       0.23841905    6.0776495    1.0790131   0.2323414
              A-IV       0.24826257    8.1762502    1.0372637   0.2400863
               A-V       0.27212213    3.4536918    1.3217674   0.2686684
               B-1       0.72342181    9.5396090    1.3217674   0.7438822
               B-2       0.72342181    9.5396095    3.1710620   0.7438822
               B-3       0.72342180    9.5396088    3.1710630   0.7438822
               B-4       0.72342182    9.5396105    3.1710598   0.7438822
               B-5       0.72342179    9.5396063    3.1710630   0.7438822
               B-6       0.67009887    8.8363441    3.1710631   0.6612625
               R-1       0.00000000    0.0000000    0.0000000   0.0000000
               R-2       0.00000000    0.0000000    0.0000000   0.0000000


Delinquency Status
Loan Group 1           1 Month       2 Months     3+ Months   Forclosure   Bankruptcy         REO          Total
# of Loans                        5            2            0           0              1              0             8
Sched. Prin Bal          402,366.92   142,071.93         0.00        0.00 157,360,346.00           0.00    701,799.31

Loan Group 2
# of Loans                        5            0            2           0              2              1            10
Sched. Prin Bal          395,683.17         0.00    97,915.42        0.00     244,475.88      73,901.00    811,975.47

Loan Group 3
# of Loans                        2            0            2           0              1              0             5
Sched. Prin Bal          593,697.33         0.00   396,057.88        0.00     563,611.01           0.00  1,553,366.22

Loan Group 4
# of Loans                        0            0            0           0              0              0             0
Sched. Prin Bal                0.00         0.00         0.00        0.00           0.00           0.00          0.00

Loan Group 5
# of Loans                        7            1            0           1              2              0            11
Sched. Prin Bal          210,084.30     9,675.35         0.00  153,879.78     125,852.13           0.00    499,491.56

Total
# of Loans                       19            3            4           1              6              1            34
Sched. Prin Bal        1,601,831.72   151,747.28   493,973.30  153,879.78   1,091,299.48      73,901.00  3,566,632.56


REO Properties                     Aggregate Liquidation Proceeds        Proceeds Allocable to CertificApprasied Value
                                                                         Collateral Support Deficit
Loan Number
No REO Properties                                           0                          0                            0
No REO Properties                                           0                          0                            0

Advance Information                Group 1      Group 2      Group 3     Group 4        Group 5        Total
Monthly P&I Advances                           0            0           0              0              0             0
Compensating Interest Pmts              1,129.85       441.39      730.93         101.54         306.20      2,709.91


Available Distribution Amount                                                                            2,081,000.26

Collateral Information:                                                                 Current Period Current Period
                                                                         Closing        Beginning      Ending
Stated Principal Balance                                                  283,575,286.60  77,928,559.75 76,189,988.04
Actual Principal Balance                                                                                76,416,345.56
Loan Count                                                                                          923           907

Gross WAC                                                                                     5.659210%
Net WAC                                                                                       5.272960%

Servicing and Trustee Fees:

Aggregate Amount of servicing compensation paid to Master Servicer                            21,642.76
Trustee Fees                                                                                     730.58
Other Trust Expenses                                                                               0.00

Additional Reporting Information
                                                                            Cash Deposit
 Mortage  Beg Loan  Beg Scheduled    Scheduled     Principal     Deferred     Amt Price   Ins Net Liquid                   Ending
 Loan Grp   Count      Balance       Principal   Prepayments    Interest    Prchd loan      Proceeds    End Sch Balanc  Loan Count
         1      367   27,007,205.54   106,034.62   589,208.44        0.00           0.00        0.00    26,311,962.48         358
         2      279   19,176,576.96    71,617.94   283,857.76        0.00           0.00        0.00    18,821,101.26         276
         3       54   13,791,342.07    45,187.28   275,447.46        0.00           0.00        0.00    13,470,707.33          53
         4       33    8,444,568.22    29,538.71   224,545.97        0.00           0.00        0.00     8,190,483.54          32
         5      180    9,508,858.92    36,781.00    76,352.77        0.00           0.00        0.00     9,395,725.15         188
Total           913   77,928,551.71   289,159.55 1,449,412.40        0.00           0.00        0.00 7   6,189,979.76         907



